
DESSERTS
BAKERY

First Quarter Fiscal 2023 Results Conference Call

November 2, 2022

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in shift in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; anti-takeover provisions in LSI's organizational documents and in Ohio law; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

First Quarter Fiscal 2023 Results

1. **Strong growth across key performance metrics.** F1Q23 sales +19% y/y; adjusted operating income +118% y/y to $10.9 million; Adjusted EBITDA +76% y/y to $13.3 million; adjusted net income +100% y/y to $7.1 million

2. **Achieved sixth consecutive quarter of double-digit sales growth.** Our vertical markets remain very active, and our products, supply chain capabilities and selling approach have all contributed to sales growth

3. **Significant margin rate expansion.** Benefits of scale, cost controls and recent price actions contributing to improved margin realization; Adjusted gross margin rate +430 bps y/y to 27.3%; Adjusted EBITDA margin rate +340 bps y/y to 10.5%

4. **Improved free cash flow generation.** Free cash flow increased $18 million on a y/y basis to $10.1 million, as increasingly stable supply chain contributed to lower inventory levels, resulting in a higher conversion of earnings to cash

5. **Continued reduction in net leverage.** On a TTM basis, net debt has declined $17 million to $68.5 million; net debt to trailing twelve-month Adjusted EBITDA exited F1Q23 at 1.7x; anticipate further net debt reduction given strong FCF generation

6. **Favorable F2Q23 Outlook.** Market indicators remain favorable; Lighting and Display enter F2Q23 with healthy backlog; orders increased year-over-year in both segments

CONSOLIDATED FINANCIAL RESULTS

Strong y/y growth in sales and profitability, driven by execution on vertical market strategy

- Strong price and volume growth across both reporting segments
- Net sales growth of +19% y/y; Adjusted EBITDA +76% y/y; Adjusted net income +100% y/y
- Gross Profit and Adjusted EBITDA Margin rate +430 bps and 340 bps y/y, respectively
- Margin realization benefiting from moderating commodity costs, strategic pricing actions, and more favorable product mix
- Market indicators remain favorable; Activity in key vertical markets remains high

Total Net Sales ($M)



$106.4
$127.1
F1Q22
F1Q23

Operating Income ($M)



$4.4
$5.0
$10.0
$10.9
F1Q22
F1Q23
Reported Operating Income
Adjusted Operating Income

Net Income ($M)



$3.1
$3.5
$0.13/ Share
$6.3
$7.1
$0.25/ Share
F1Q22
F1Q23
Reported Net Income
Adjusted Net Income

Non-GAAP Adjusted EBITDA ($M)



$7.6
Adj. EBITDA Margin Rate 7.1%
$13.3
Adj. EBITDA Margin Rate 10.5%
F1Q22
F1Q23

LIGHTING SEGMENT UPDATE

Benefiting from strong demand conditions, selling prices aligned with inflation

- Lighting sales increased 32% y/y, supported by improved supply chain and demand growth within vertical markets
- F1Q23 adjusted gross margin rate of 33.0%, +290 bps vs. PY
- Segment Adjusted EBITDA growth+81% y/y to $10.6 million
- Segment EBITDA margin +430 bps y/y to 15.7%
- Volume leverage, benefit of recent price actions and moderating raw materials costs contributing to improved segment profitability

Lighting Sales ($M)


$51.3
$67.5
F1Q22
F1Q23

Lighting Adj. Gross Margin ($M)


$15.5
Adj. Gross Margin Rate 30.2%
$22.3
Adj. Gross Margin Rate 33.0%
F1Q22
F1Q23

Lighting Adj. Operating Income ($M)


$4.4
$9.2
F1Q22
F1Q23

Lighting Adj. EBITDA ($M)


$5.9
Adj. EBITDA Margin Rate 11.4%
$10.6
Adj. EBITDA Margin Rate 15.7%
F1Q22
F1Q23

DISPLAY SOLUTIONS SEGMENT UPDATE

Benefiting from combination of favorable project pricing and mix trends

- Display Solutions sales increased 8% y/y, as growth within refueling/c-store and grocery/pharma was offset by lower QSR/Retail sales
- F1Q23 adjusted gross margin rate of 20.9%, +450 bps vs. PY
- Segment Adjusted EBITDA growth+56% y/y to $7.6 million; Segment EBITDA margin +390 bps y/y to 12.7%
- Re-fueling/C-store benefited from $10 million order for re-branding project in Puerto Rico
- Profitability improvement due to improved project pricing and mix
- Design proposal activity for potential future programs remains high

Display Solutions Sales ($M)



$55.1
$59.5
F1Q22
F1Q23

Display Solutions Adj. Gross Margin ($M)



$9.0
Adj. Gross Margin Rate 16.4%
$12.5
Adj. Gross Margin Rate 20.9%
F1Q22
F1Q23

Display Solutions Adj. Operating Income ($M)



$3.8
$6.6
F1Q22
F1Q23

Display Solutions Adj. EBITDA ($M)



$4.9
Adj. EBITDA Margin Rate 8.8%
$7.6
Adj. EBITDA Margin Rate 12.7%
F1Q22
F1Q23

DISCIPLINED WORKING CAPITAL MANAGEMENT

Maintaining sufficient inventory to support demand acceleration across vertical markets

- Working capital includes $6.6 million growth due to higher cash balance; excluding cash, working capital was flat versus F4Q22
- Inventory increased $6.1 million, or 8%, on a sequential basis in F1Q23 to support major F2Q23 programs
- Product availability remains a priority; focused on supporting strong backlog and projected sales growth

Total Working Capital ($M)



$78.9
$83.4
$84.3
$90.5
F2Q22
F3Q22
F4Q22
F1Q23

Total Inventory ($M)



$72.0
$78.4
$74.4
$80.5
F2Q22
F3Q22
F4Q22
F1Q23

CAPITAL ALLOCATION PRIORITIES

Allocating free cash flow toward debt reduction, return of capital initiatives

- Free cash flow increased $18.3 million y/y to $10.1 million
- Third sequential quarter of positive free cash flow, as pace of inventory investments to support product availability has declined
- Net debt has declined more than $17 million during the last nine months
- Ended F1Q23 with ratio of net debt / TTM Adjusted EBITDA of 1.7x
- Capital allocation priorities include debt reduction, return of capital programs and organic/inorganic growth initiatives

Free Cash Flow ($MM)(1)



39%
FCF Conversion
76%
FCF Conversion
76%
FCF Conversion
($9.1)
$3.3
$8.0
$10.1
F2Q22
F3Q22
F4Q22
F1Q23

Net Debt Outstanding ($M)(2)



$85.7
Net Leverage 3.1x
$83.7
Net Leverage 2.7x
$77.1
Net Leverage 2.2x
$68.5
Net Leverage 1.7x
F2Q22
F3Q22
F4Q22
F1Q23

(1) Free cash conversion defined as free cash flow divided by Adjusted EBITDA
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA

INVESTMENT SUMMARY

American-Made Company Positioned for Profitable Growth

EXPAND Our Vertical Focus

CHANGE Our Customer Engagement

BUILD Services Business

GROW Through Acquisition

- **Integrated** Lighting and Display Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Free Cash Flow Positive**, Ample Cash / Liquidity to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution


Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three months ended March 31, 2022 and 2021. Operating income, net income and earnings per share, which exclude the impact of acquisition costs, stock compensation expense, severance costs, and restructuring are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Net Debt and Organic Net Sales. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Net Debt and Organic Net Sales.

Non-GAAP RECONCILIATION

LSI Industries	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Net Sales [a]	106,397	111,143	110,111	127,470	127,069
Operating Income	4,444	4,422	5,161	7,175	10,021
Acquisition costs	-	340	21	112	-
Consulting Expense: Commercial Growth Initiatives	-	-	-	-	303
Severance costs	-	-	5	8	12
Stock compensation expense	556	1,130	780	824	551
Adjusted Operating Income [b]	**5,000**	**5,892**	**5,967**	**8,119**	**10,887**
Depreciation and amortization	2,563	2,538	2,531	2,494	2,421
Adjusted EBITDA [c]	**7,563**	**8,430**	**8,498**	**10,613**	**13,308**
Operating Margin % [b] / [a]	4.7%	5.3%	5.4%	6.4%	8.6%
Adjusted EBITDA Margin % [c] / [a]	7.1%	7.6%	7.7%	8.3%	10.5%

Lighting Segment	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Net Sales [a]	51,260	57,276	57,126	67,786	67,534
Operating Income	4,339	4,623	4,959	7,022	9,157
Severance costs	-	-	4	5	13
Stock compensation expense	63	123	104	85	42
Adjusted Operating Income	**4,402**	**4,746**	**5,067**	**7,112**	**9,212**
Depreciation and amortization	1,460	1,450	1,450	1,429	1,387
Adjusted EBITDA [b]	**5,862**	**6,196**	**6,517**	**8,541**	**10,599**
Adjusted EBITDA Margin % [b] / [a]	**11.4%**	**10.8%**	**11.4%**	**12.6%**	**15.7%**

Display Solutions Segment	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Net Sales [c]	55,136	53,867	52,985	59,683	59,536
Operating Income	3,749	3,837	4,556	5,447	6,496
Severance costs	-	-	-		-
Stock compensation expense	87	178	101	139	116
Adjusted Operating Income	**3,836**	**4,015**	**4,657**	**5,586**	**6,612**
Depreciation and amortization	1,032	1,016	1,021	1,005	974
Adjusted EBITDA [d]	**4,868**	**5,031**	**5,678**	**6,591**	**7,586**
Adjusted EBITDA Margin % [d] / [c]	**8.8%**	**9.3%**	**10.7%**	**11.0%**	**12.7%**

Corporate Segment	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Operating Loss	(3,661)	(4,038)	(4,354)	(5,330)	(5,639)
Acquisition costs	-	340	21	112	-
Consulting Expense: Commercial Growth Initiatives	-	-	-	-	303
Severance costs	-	-	1	3	-
Stock compensation expense	407	829	575	599	394
Adjusted Operating Loss	(3,254)	(2,869)	(3,757)	(4,616)	(4,942)
Depreciation and amortization	71	72	60	60	60
Adjusted EBITDA	(3,183)	(2,797)	(3,697)	(4,556)	(4,882)

Non-GAAP RECONCILIATION

LSI Industries	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Debt	7,919	-	-	-	-	68,178	78,271	86,601	84,958	79,567	77,546
Less:											
Cash	820	3,517	9,463	13,584	23,528	2,282	2,570	914	1,248	2,462	9,028
Net Debt Outstanding	7,099	(3,517)	(9,463)	(13,584)	(23,528)	65,896	75,701	85,687	83,710	77,105	68,518

LSI Industries	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Net cash flows (used in) provided by operating activitie	14,544	(3,806)	12,613	7,639	5,781	11,214	3,375	(7,889)	(8,654)	3,875	8,975	10,583
Purchases of property, plant, and equipment	(764)	(419)	(1,201)	(405)	(475)	(637)	(716)	(297)	(448)	(531)	(945)	(434)
Proceeds from sale of assets	-	7,700	118	-	-	-	-	-	-	-	49	-
Free Cash Flow	**13,780**	**3,475**	**11,530**	**7,234**	**5,306**	**10,577**	**2,659**	**(8,186)**	**(9,102)**	**3,344**	**8,079**	**10,149**
TTM Free Cash Flow	**34,940**	**40,427**	**28,785**	**36,019**	**27,545**	**34,647**	**25,776**	**10,356**	**(4,052)**	**(11,285)**	**(5,865)**	**12,470**
Free Cash Flow, Excluding Asset Sales	**13,780**	**(4,225)**	**11,412**	**7,234**	**5,306**	**10,577**	**2,659**	**(8,186)**	**(9,102)**	**3,344**	**8,030**	**10,149**
TTM Free Cash Flow, Excluding Asset Sales	**22,608**	**20,395**	**26,971**	**28,201**	**19,727**	**34,529**	**25,776**	**10,356**	**(4,052)**	**(11,285)**	**(5,914)**	**12,421**

Non-GAAP RECONCILIATION

LSI Industries	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Full Year FY 22	Full Year FY 21
Net Sales [a]	106,397	111,143	110,111	127,470	127,069	455,120	315,612
Gross Margin	24,510	25,448	26,793	32,458	34,738	109,208	78,975
Severance costs	-	-	-	-	12	-	-
Restructuring and plant closure costs (gains)		-	-	-		-	-
Adjusted Gross Margin [b]	**24,510**	**25,448**	**26,793**	**32,458**	**34,750**	**109,208**	**78,975**
Adjusted Gross Margin % [b] / [a]	23.0%	22.9%	24.3%	25.5%	27.3%	24.0%	25.0%

Lighting Segment	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Full Year FY 22	Full Year FY 21
Net Sales [a]	51,260	57,276	57,126	67,786	67,534	233,449	189,000
Gross Margin	15,457	16,898	16,654	21,111	22,280	70,120	57,004
Severance costs		-			13		
Restructuring and plant closure costs (gains)	-	-			-		
Adjusted Gross Margin [b]	**15,457**	**16,898**	**16,654**	**21,111**	**22,293**	**70,120**	**57,004**
Adjusted Gross Margin % [b] / [a]	**30.2%**	**29.5%**	**29.2%**	**31.1%**	**33.0%**	**30.0%**	**30.2%**

Display Solutions Segment	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Full Year FY 22	Full Year FY 21
Net Sales [c]	55,136	53,867	52,985	59,683	59,536	221,671	126,611
Gross Margin	9,036	8,559	10,171	11,311	12,453	39,076	21,988
Severance costs	-	-			-		
Restructuring and plant closure costs (gains)	-	-	-	-	-	-	-
Adjusted Gross Margin [b]	**9,036**	**8,559**	**10,171**	**11,311**	**12,453**	**39,076**	**21,988**
Adjusted Gross Margin % [b] / [a]	**16.4%**	**15.9%**	**19.2%**	**19.0%**	**20.9%**	**17.6%**	**17.4%**

Corporate Segment	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Full Year FY 22	Full Year FY 21
Gross Margin	(17)	(9)	(32)	37	(5)	12	(17)
Severance costs	-	-	-	-	-	-	-
Restructuring and plant closure costs (gains)	-	-	-	-	-	-	-
Adjusted Gross Margin	(17)	(9)	(32)	37	(5)	12	(17)

Non-GAAP RECONCILIATION

	Full Year		Fourth Quarter		First Quarter	
LSI Industries	FY 22	FY 21	FY 22	FY 21	FY 23	FY 22
Operating Income - Reported	21,201	8,030	7,175	1,046	10,021	4,444
Severance costs and Restructuring	11	26	8	9	12	-
Stock Compensation	3,289	1,976	823	660	551	556
Consulting Expense: Commercial Growth Initiatives	-	-	-	-	303	-
Acquisition Costs	472	2,938	112	2,938	-	-
Operating Income - Adjusted	24,973	12,970	8,118	4,653	10,887	5,000

[redacted]

	Full Year		Fourth Quarter		First Quarter	
Lighting Segment	FY 22	FY 21	FY 22	FY 21	FY 23	FY 22
Operating Income - Reported	20,942	13,328	7,022	3,809	9,157	4,339
Severance costs and Restructuring	8	11	5	9	13	-
Stock Compensation	375	272	85	74	42	63
Acquisition Costs	-					
Operating Income - Adjusted	21,325	13,611	7,112	3,892	9,212	4,402

	Full Year		Fourth Quarter		First Quarter	
Display Solutions Segment	FY 22	FY 21	FY 22	FY 21	FY 23	FY 22
Operating Income - Reported	17,588	9,864	5,447	3,669	6,496	3,749
Severance costs and Restructuring	-	9				
Stock Compensation	502	158	139	45	116	87
Acquisition Costs	-					
Operating Income - Adjusted	18,090	10,081	5,586	3,714	6,612	3,836

	Full Year		Fourth Quarter		First Quarter	
Corporate Segment	FY 22	FY 21	FY 22	FY 21	FY 23	FY 22
Operating Income - Reported	(17,342)	(15,146)	(5,330)	(6,415)	(5,639)	(3,661)
Severance costs and Restructuring		6	3		-	
Stock Compensation	2,412	1,546	599	541	394	407
Consulting Expense: Commercial Growth Initiatives	-	-	-	-	303	-
Acquisition Costs	475	2,938	112	2,938	-	-
Operating Income - Adjusted	(14,455)	(10,656)	(4,616)	(2,936)	(4,942)	(3,254)

Non-GAAP RECONCILIATION

(In thousands, except per share data)	Three Months Ended September 30 2022	Diluted EPS	2021	Diluted EPS
Reconciliation of net income to adjusted net income				
Net income as reported	$ 6,262	$ 0.22	$ 3,133	$ 0.11
Stock compensation expense	420	0.01	407	0.02
Consulting expense: Commercial Growth Initiatives	226	0.01	-	-
Severance costs	9	-	-	-
Tax rate difference between reported and adjusted net income	160	0.01	-	-
Net income adjusted	$ 7,077	$ 0.25	$ 3,540	$ 0.13

NOTE: All adjustments are net of tax except for the adjustment of the tax impact from the change in the estimated annual tax rate


VALLEY ROOTS
LOCALLY GROWN
VALLEY PROUD

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Thank you,

LSI Investor Relations